UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

DDi Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 17, 2004, DDi Corp. (the “Company”) amended and restated the DDi Corp. Severance Plan for Key Employees Effective December 19, 2004 (the “2004 Severance Plan”) to modify the list of eligible participants under the 2004 Severance Plan and to make related conforming changes to the 2004 Severance Plan. Under the 2004 Severance Plan, as amended and restated (a) David Blair, Chief Executive Officer of DDi Europe Limited and a director of the Company, John Calvert, Vice President of Sales for DDi Europe Limited, and Joseph Gisch, former Chief Financial Officer of the Company, will no longer be participants in the 2004 Severance Plan and will not be entitled to receive any benefits under the 2004 Severance Plan; (b) Mikel Williams, the Company’s Senior Vice President and Chief Financial Officer, has been added to the 2004 Severance Plan as a Tier II Participant; and (c) the calculation of the Severance Payment for Tier II Participant Mikel Williams shall be the sum of: (i) the amount calculated pursuant to Section 4.1 of such Plan and (ii) $225,000.00. Aside from the changes referenced above, no other changes were made to the 2004 Severance Plan. The resignation of Mr. Gisch, the fact that Mr. Gisch would no longer participate in the 2004 Severance Plan, the addition of Mr. Williams to the 2004 Severance Plan, the disclosure of Mr. Williams’ severance payment to be paid under the 2004 Severance Plan, the terms of Mr. Williams’ compensation (including Mr. Williams Employment Letter dated November 1, 2004) and other related disclosures and exhibits were previously disclosed and filed, respectively, with the U.S. Securities and Exchange Commission on a Current Report on Form 8-K on November 19, 2004. The foregoing description of the Amended and Restated 2004 Severance Plan does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated 2004 Severance Plan, which is attached as Exhibit 10.1 hereto, and is incorporated herein by reference. Mr. Williams’ Employment Letter dated November 1, 2004 is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	DDi Corp. Amended and Restated Severance Plan for Key Employees Effective December 19, 2004.
10.2	Employment Letter dated November 1, 2004 between DDi Corp. and Mikel Williams.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: December 22, 2004

	By:	/S/ TIMOTHY J. DONNELLY
Timothy J. Donnelly
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	DDi Corp. Amended and Restated Severance Plan for Key Employees Effective December 19, 2004.
10.2	Employment Letter dated November 1, 2004 between DDi Corp. and Mikel Williams.